united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1325 Conshohocken, PA 19428

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC, 80 Arkay Drive Suite 10, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: (631) 470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/21

Item 1. Reports to Stockholders.

Copeland
Dividend Growth Fund

Copeland
Smid Cap
Dividend Growth Fund

Annual Report
November 30, 2021

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Copeland Dividend Growth Fund
Annual Report
November 30, 2021

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland Dividend Growth Fund for the fiscal year beginning December 1, 2020 through November 30, 2021. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2021.

During the twelve-month period, the Class I shares of the Fund delivered a +21.9% return versus the +26.3% gain registered by the Russell 3000 Index and the +27.9% advance posted by the S&P 500 Index. Our result outpaced that of the dividend growth universe, as measured by the NASDAQ Dividend Achievers Index, which advanced +18.5% during the period. Markets have been bolstered by an accommodative Federal Reserve (Fed), which continues to target a Federal Funds rate of between zero and 0.25%. Economic activity continues to strengthen, with the U.S. GDP growth rate advancing 2.3% during the third quarter. Concurrently, the unemployment rate dipped to 4.2% in November 2021, the lowest level since the pre-pandemic reading of 3.5% in February of 2020.

Our stock selection in the Consumer Discretionary sector bolstered Fund returns while those in the Information Technology sector were a drag. Bucking the overall Fund trend, Information Technology holding Intuit Inc. (INTU, 1.9% of holdings at period end) rose a sharp 86% during the period. The provider of business and financial management solutions holds a leading market position and has executed extremely well of late. In August 2021, the company raised its dividend by 15%, marking 11 consecutive years of dividend growth. Intuit subsequently reported better than expected earnings reflecting broad based strength, including in its recently acquired Credit Karma business. With the additions of Credit Karma and Mailchimp, Intuit has transformed itself from a tax preparation-based company to a dominant provider of small business services. A second standout performer, Real Estate sector constituent Innovative Industrial Properties (IIPR, 1.2% of holdings at period end), advanced over 72% during the period. The industrial REIT, focused on the cannabis sector, performed well on the back of continued strong operating fundamentals and successful portfolio expansion via additional property acquisitions. The company delivered double digit cash flow per share growth and ended the period with a dividend 28% higher than the previous year. We believe the outlook for future dividend growth remains favorable.

On the downside, Fund holding Calavo Growers (CVGW, 0.0% of holdings at period end) was the worst performer in the Fund, falling over 48% while we held a position in the company. Shares of the distributor of avocados and fresh foods came under pressure in June 2021 after the company preannounced earnings below its expected guidance for its fiscal third quarter and signaling that weakness would continue into its fourth quarter. Earnings were negatively impacted by inflationary pressures in labor, raw materials and freight along with poor avocado harvests in Mexico and California that resulted in lower volumes and more expensive input costs. Due to the company’s struggles, we opted to exit the stock in favor of opportunities with more attractive dividend growth prospects. Information Technology sector constituent, Universal Display Corporation (OLED, 1.2% of holdings at period end) was also a laggard as shares retreated over 37% during the period. The global leader in organic light emitting diode technologies posted slight earnings misses for the second and third quarters, but reaffirmed its revenue and margin outlook for 2021. We remain encouraged by the company’s leading market position, attractive long-term growth prospects, strong balance sheet, and large excess cash generation as manifested by the company’s 33% dividend hike in February.

The equity market has now more than doubled off the low witnessed in March of 2020 as the successful rollout of multiple COVID-19 vaccines has helped staunch the pernicious effects of the pandemic. An extremely accommodative Fed and monetary stimulus in the form of the recently passed $1.2 trillion Bipartisan Infrastructure Investment and Jobs Act have helped fuel the ongoing market rally. Corporate earnings have snapped back sharply from the lows of 2020 and are now expected to advance a robust 45% in 2021.

Broad based price increases have forced the Fed to abandon characterizing inflation as transitory. In November the Fed’s preferred inflation gauge, the Personal Consumption Expenditure price index (PCE), jumped to 5.7%, the highest level since 1982. Should inflation remain elevated, the monetary authority will likely be forced to begin raising its Fed Funds Rate in the year ahead. The fate of additional monetary stimulus also remains uncertain as efforts to pass the sweeping Build Back Better Act have thus far failed to gain requisite support. Finally, the economic picture is further clouded by a resurgence in the coronavirus, this time in the form of the highly contagious Omicron variant of COVID-19.

Regardless of the future path taken by the equity market, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow its dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, generate steady and growing cash flows, and are overseen by management teams with capital allocation discipline and an eye on the shareholder. With dividend growth equities having lagged the broader market indices over the prior year, we find the present environment to be particularly attractive for the high quality, cash generative companies in which we invest.

Thank you for the confidence you have placed in Copeland and for your investment in the Copeland Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The S&P 500® Index is a market-capitalization- weighted index of the stocks of 500 leading companies in major industries of the U.S. economy. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The NASDAQ Dividend Achievers Index™ is a market capitalization-weighted index. Constituents must have at least ten consecutive years of increasing annual regular dividends.

6033-NLD-10012022

Copeland SMID Cap Dividend Growth Fund
Annual Report
November 30, 2021

Dear Fellow Shareholders,

Copeland Capital Management is pleased to review the performance of the Copeland SMID Cap Dividend Growth Fund for the fiscal year beginning December 1, 2020 through November 30, 2021. Unless otherwise stated herein, all data and statistics that follow are as of November 30, 2021.

During the twelve -month period ended November 30, 2021, Class I shares of the Fund delivered a +20.9% return, versus the +23.1% advance of the Russell 2500 Index. The Fund lagged the benchmark during the first few months of the year, as the massive rally that began with the March 2020 lows during the COVID-19 pandemic continued to be led by the most speculative companies. The Fund lagged the benchmark during this phase of the recovery, which is an unsurprising outcome given the typical preference of investors for higher risk, lower quality, speculative investments following a deep recession. However, performance improved markedly beginning in mid-February 2021, as the pace of stock market appreciation moderated, and investors began to contemplate the impact of rising inflation and interest rates on the economy. The Federal Reserve (Fed) eventually acknowledged the risk that inflation could stay higher for longer, which resulted in a more hawkish policy outlook and its initial tapering of bond purchases near the end of the period. This action, and the prospect of further Fed tightening in 2022, led to a significant decline in many speculative stocks and a preference among investors for more profitable, reasonably valued investments, which favored Copeland’s Dividend Growth style of investing.

We believe our Dividend Growth strategy behaved as it was designed to do, delivering resiliency during market downdrafts while reasonably participating in the rebounds, aided in both instances by strong rates of dividend growth.

Our stock selection in the Consumer Discretionary and Health Care sectors most significantly aided Fund returns. A substantial rebound in consumer spending was concentrated in activities based at home and this was reflected in the performance of beneficiaries such as POOL Corporation (POOL, 1.7% of holdings at period end), the dominant distributor of pool supplies and equipment. The top performing stock in the strategy was Diamondback Energy (FANG, 2.1% of holdings at period end), a leading producer of oil and gas in the Permian Basin of Texas. The company’s disciplined plan to restrain new production spending in favor of returning more cash to shareholders resulted in three dividend increases accumulating to a 33% pace over the period. Shares of Innovative Industrial Properties (IIPR, 1.6% of holdings at period end), an Industrial REIT focused on the cannabis sector, performed well on the back of continued strong operating fundamentals and successful portfolio expansion via additional property acquisitions. The company delivered double digit cash flow per share growth and ended the period with a dividend 28% higher than the previous year.

The Fund’s selections within the Financials and Technology sectors were a drag on performance, despite appreciating as a group by 24% and 11%, respectively. MarketAxess Holdings (MKTX, 0.6% of holdings at period end) posted record profits in 2020 driven by elevated bond-trading activity exacerbated by the emergence of the Coronavirus. Although 2021 marked the company’s second most profitable year in history, the stock sold off sharply as some of the share gains of the prior year moderated at the same time as overall trading activity drifted back toward normal, pre-pandemic levels. Nevertheless, we continue to find the stock attractive due to an improving share position in recent months and its strong competitive position, supported by the network effect associated with bringing more buyers and sellers together in the fixed-income market. Universal Display (OLED, 1.1% of holdings at period end), a global leader in organic light emitting diode technologies and materials, posted slight earnings shortfalls for second and third quarters, but reaffirmed its revenue and margin outlook for the year. We remain encouraged by the company’s leading market position, attractive long-term growth prospects, strong balance sheet, and excess cash generation as evidenced by a 33% increase in its dividend. Finally, shares of Calavo Growers (CVGW, 0.0% of holdings at period end) came under pressure last summer as earnings deteriorated due to inflationary pressures from labor, raw materials and freight just as a poor avocado harvest resulted in lower volumes and more expensive input costs. Due to the company’s struggles, we opted to exit the stock in favor of opportunities with more attractive dividend growth prospects.

Looking forward, we believe that markets will be characterized by a diminishing impact of the pandemic but also of the massive stimulus that has supported consumers, corporations and equity markets. We believe valuations remain expensive among speculative companies but very attractive among many high-quality dividend growth stocks. As a result, we find the present environment to be particularly attractive for the companies in which we invest.

Regardless of the future path taken by the equity market, we at Copeland remain intently focused on the long-term prospects of companies held in the Fund, with a particular emphasis on the capacity of each to continue to grow its dividend over time. We continue to favor companies that we believe retain noteworthy competitive advantages in their respective industries, are cash generative, and are overseen by management teams with capital allocation discipline and an eye on the shareholder. By owning a diversified portfolio of such companies, we hope to deliver better than benchmark returns over time, but with less volatility than is typically found when owning SMID Cap stocks.

Thank you for the confidence you have placed in Copeland and for your investment in the Copeland SMID Cap Dividend Growth Fund.

The views and opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed. The Fund holdings discussed herein are for informational purposes only and should not be perceived as investment recommendations by Copeland Capital Management. Holdings are subject to change, may not represent current holdings and are subject to risk. Performance data quoted here represents past performance. Past performance is no guarantee of future results. The return quoted reflects fee waivers and expense reimbursements in effect and would have been lower in their absence. Current performance may be lower or higher than the performance quoted above. The risks of investing in the Copeland Funds vary from fund to fund; to see the risks of investing in an individual fund, please refer to that fund’s latest prospectus.

You cannot invest directly in any index. Index returns do not include a deduction for fees or expenses. The Russell 2500 Index is comprised of the bottom 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

6033-NLD-10012022

Copeland Dividend Growth Fund
Portfolio Review (Unaudited)
November 30, 2011 through November 30, 2021

Performance of a $10,000 Investment (as of November 30, 2021)

Average Annualized Total Returns as of November 30, 2021	One Year	Five Year	Ten Year	Since Inception Class C *	Since Inception Class I *
Copeland Dividend Growth Fund:
Class A
Without sales charge	21.68%	11.08%	9.53%	—	—
With sales charge +	14.70%	9.77%	8.88%	—	—
Class C	20.75%	10.25%	—	8.76%	—
Class I	21.94%	11.25%	—	—	9.06%
S&P 500 Index	27.92%	17.90%	16.16%	15.99%	15.66%
Russell 3000 Index	26.34%	17.51%	15.95%	15.81%	15.37%

*	Class A shares commenced operations on December 28, 2010. Class C commenced operations on January 5, 2012. Class I commenced operations March 1, 2013.

+	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1- 888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 1.88%, 2.63%, and 1.73%,for Class A, Class C, and Class I shares, respectively, and its net annual operating expense ratio is 1.20%, 1.95%, and 1.05%, for Class A, Class C, and Class I shares, respectively. These ratios can fluctuate and may differ from the expense ratios disclosed in the Financial Highlights section of this report. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2022, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.20%, 1.95% and 1.05% of Class A, Class C and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

Copeland SMID Cap Dividend Growth Fund
Portfolio Review (Unaudited)
February 27, 2017* through November 30, 2021

Performance of a $10,000 Investment (as of November 30, 2021)

Total Returns as of November 30, 2021	One Year	Since Inception Class I *	Since Inception Class A *
Copeland SMID Cap Dividend Growth Fund:
Class I	20.89%	11.79%	—
Class A
Without sales charge	20.55%	—	14.13%
With sales charge +	13.63%	—	11.74%
Russell 2500 Index	23.14%	12.58%	16.95%

*	Class I shares commenced operations February 27, 2017. Class A commenced operations February 11, 2019

+	Adjusted for initial maximum sales charge of 5.75%.

The Russell 2500 Index is comprised of the smallest 2500 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The performance and returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or redemption of Fund shares. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end please call toll-free 1- 888-9-COPELAND (1-888-926-7352). Additional information can be found by visiting our website, www.copelandfunds.com. The Fund’s gross annual operating expense ratio, as stated in the current prospectus is 2.72% and 2.47% for Class A and Class I shares, respectively, and its net annual operating expense ratio is 1.20% and 0.95% for Class A and Class I shares, respectively. This ratio can fluctuate and may differ from the expense ratio disclosed in the Financial Highlights section of this report. The Fund’s adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least March 31, 2022, to ensure that total annual fund operating expenses after fee deferral and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.20% and 0.95% of Class A and Class I shares, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment.

COPELAND DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.4%
	AEROSPACE & DEFENSE - 1.2%
4,508	Huntington Ingalls Industries, Inc.	$800,215

	APPAREL & TEXTILE PRODUCTS - 1.5%
5,701	NIKE, Inc., Class B	964,837

	ASSET MANAGEMENT - 2.9%
3,097	Ameriprise Financial, Inc.	896,891
1,064	BlackRock, Inc.	962,505
		1,859,396
	BANKING - 3.0%
6,460	JPMorgan Chase & Company	1,026,042
16,321	Truist Financial Corporation	967,999
		1,994,041
	BIOTECH & PHARMA - 1.7%
4,911	Zoetis, Inc.	1,090,438

	CABLE & SATELLITE - 2.6%
530	Cable One, Inc.	939,191
15,269	Comcast Corporation, Class A	763,145
		1,702,336
	CHEMICALS - 2.5%
2,627	Air Products and Chemicals, Inc.	755,105
2,730	Sherwin-Williams Company (The)	904,285
		1,659,390
	COMMERCIAL SUPPORT SERVICES - 2.4%
3,295	UniFirst Corporation	631,487
6,989	Waste Connections, Inc.	929,956
		1,561,443
	CONSTRUCTION MATERIALS - 1.5%
4,443	Carlisle Companies, Inc.	1,000,564

	DATA CENTER REIT - 1.2%
942	Equinix, Inc.	765,092

The accompanying notes are an integral part of these financial statements.

COPELAND DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.4% (Continued)
	ELECTRIC UTILITIES - 2.6%
58,291	Algonquin Power & Utilities Corporation	$788,677
10,568	NextEra Energy, Inc.	917,091
		1,705,768
	ELECTRICAL EQUIPMENT - 2.5%
10,374	Cognex Corporation	801,392
10,482	Otis Worldwide Corporation	842,753
		1,644,145
	HEALTH CARE FACILITIES & SERVICES - 6.6%
1,796	Chemed Corporation	836,020
11,577	Encompass Health Corporation	667,067
11,491	Ensign Group, Inc. (The)	877,108
2,524	UnitedHealth Group, Inc.	1,121,212
9,260	US Physical Therapy, Inc.	796,175
		4,297,582
	HOME CONSTRUCTION - 1.5%
10,241	DR Horton, Inc.	1,000,546

	INDUSTRIAL REIT - 1.2%
3,052	Innovative Industrial Properties, Inc.	783,845

	INDUSTRIAL SUPPORT SERVICES - 1.5%
16,412	Fastenal Company	971,098

	INFRASTRUCTURE REIT - 1.2%
3,165	American Tower Corporation	830,749

	INSURANCE - 1.2%
7,328	Allstate Corporation (The)	796,700

	LEISURE FACILITIES & SERVICES - 4.3%
4,484	Churchill Downs, Inc.	1,005,403
1,781	Domino’s Pizza, Inc.	933,493
8,148	Starbucks Corporation	893,347
		2,832,243

The accompanying notes are an integral part of these financial statements.

COPELAND DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.4% (Continued)
	LEISURE PRODUCTS - 1.3%
8,890	Brunswick Corporation	$834,860

	MEDICAL EQUIPMENT & DEVICES - 3.7%
7,390	Medtronic PLC	788,513
3,092	ResMed, Inc.	787,996
3,936	STERIS PLC	860,134
		2,436,643
	OIL & GAS PRODUCERS - 4.0%
13,130	Diamondback Energy, Inc.	1,401,365
6,684	Pioneer Natural Resources Company	1,191,891
		2,593,256
	PUBLISHING & BROADCASTING - 1.5%
6,435	Nexstar Media Group, Inc., Class A	962,033

	RESIDENTIAL REIT - 1.3%
35,733	UMH Properties, Inc.	824,718

	RETAIL - CONSUMER STAPLES - 3.9%
4,446	Casey’s General Stores, Inc.	863,813
1,379	Costco Wholesale Corporation	743,805
4,279	Dollar General Corporation	946,943
		2,554,561
	RETAIL - DISCRETIONARY - 5.8%
31,983	Aaron’s Company, Inc. (The)	710,023
4,506	Advance Auto Parts, Inc.	994,564
2,675	Home Depot, Inc. (The)	1,071,631
4,370	Tractor Supply Company	984,692
		3,760,910
	SEMICONDUCTORS - 6.0%
1,974	Broadcom, Inc.	1,092,964
6,980	CMC Materials, Inc.	926,944
5,784	Texas Instruments, Inc.	1,112,669
5,283	Universal Display Corporation	755,733
		3,888,310

The accompanying notes are an integral part of these financial statements.

COPELAND DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.4% (Continued)
	SOFTWARE - 5.1%
1,906	Intuit, Inc.	$1,243,283
3,539	Microsoft Corporation	1,169,958
11,529	SS&C Technologies Holdings, Inc.	880,009
		3,293,250
	SPECIALTY FINANCE - 2.7%
21,730	Air Lease Corporation	882,020
7,875	Discover Financial Services	849,319
		1,731,339
	STEEL - 1.4%
5,932	Reliance Steel & Aluminum Company	881,673

	TECHNOLOGY HARDWARE - 4.9%
7,509	Apple, Inc.	1,241,237
24,998	AudioCodes Ltd.	866,431
4,227	Motorola Solutions, Inc.	1,070,192
		3,177,860
	TECHNOLOGY SERVICES - 10.3%
2,945	Accenture plc, Class A	1,052,544
10,482	Booz Allen Hamilton Holding Corporation	879,859
5,195	Broadridge Financial Solutions, Inc.	875,721
4,881	CDW Corporation	924,266
2,048	FactSet Research Systems, Inc.	959,631
1,122	MarketAxess Holdings, Inc.	395,718
1,890	S&P Global, Inc.	861,330
4,118	Visa, Inc., Class A	797,945
		6,747,014
	TELECOMMUNICATIONS - 1.5%
13,044	Cogent Communications Holdings, Inc.	977,387

	TRANSPORTATION & LOGISTICS - 1.6%
4,321	Union Pacific Corporation	1,018,200

	TRANSPORTATION EQUIPMENT - 1.3%
25,156	Allison Transmission Holdings, Inc.	870,146

The accompanying notes are an integral part of these financial statements.

COPELAND DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Fair Value
COMMON STOCKS — 99.4% (Continued)
TOTAL COMMON STOCKS (Cost $51,250,819)	$64,812,588

TOTAL INVESTMENTS - 99.4% (Cost $51,250,819)	$64,812,588
OTHER ASSETS IN EXCESS OF LIABILITIES- 0.6%	387,968
NET ASSETS - 100.0%	$65,200,556

Ltd.	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

Portfolio Composition as of November 30, 2021
Sector	Percent of Net Assets
Technology	26.3%
Consumer Discretionary	14.4%
Health Care	12.0%
Industrials	10.5%
Financials	9.8%
Communications	5.6%
Materials	5.4%
Real Estate	4.9%
Energy	4.0%
Consumer Staples	3.9%
Utilities	2.6%
Other Assets in Excess of Liabilities	0.6%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

COPELAND SMID CAP DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.7%
	AEROSPACE & DEFENSE - 1.0%
2,090	Huntington Ingalls Industries, Inc.	$370,996

	ASSET MANAGEMENT - 3.9%
6,474	Cohen & Steers, Inc.	581,170
5,189	Hamilton Lane, Inc., Class A	548,841
13,097	Kennedy-Wilson Holdings, Inc.	284,074
		1,414,085
	BANKING - 4.7%
14,138	Bank OZK	632,111
24,282	Home BancShares, Inc.	581,068
6,825	Prosperity Bancshares, Inc.	486,486
		1,699,665
	CABLE & SATELLITE - 1.6%
319	Cable One, Inc.	565,287

	CHEMICALS - 1.3%
2,039	Quaker Chemical Corporation	464,586

	COMMERCIAL SUPPORT SERVICES - 3.6%
11,332	ABM Industries, Inc.	509,940
9,696	GFL Environmental, Inc.	374,266
2,074	UniFirst Corporation	397,482
		1,281,688
	CONSTRUCTION MATERIALS - 1.9%
2,911	Carlisle Companies, Inc.	655,558

	ELECTRIC UTILITIES - 1.4%
39,209	Algonquin Power & Utilities Corporation	530,497

	ELECTRICAL EQUIPMENT - 4.1%
2,717	Badger Meter, Inc.	278,112
7,346	BWX Technologies, Inc.	350,404
3,830	Cognex Corporation	295,868

The accompanying notes are an integral part of these financial statements.

COPELAND SMID CAP DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.7% (Continued)
	ELECTRICAL EQUIPMENT - 4.1% (Continued)
1,956	Littelfuse, Inc.	$583,827
		1,508,211
	ENGINEERING & CONSTRUCTION - 1.3%
2,530	Tetra Tech, Inc.	467,240

	FORESTRY, PAPER & WOOD PRODUCTS - 1.6%
6,876	UFP Industries, Inc.	572,633

	GAS & WATER UTILITIES - 1.3%
10,914	UGI Corporation	450,203

	HEALTH CARE FACILITIES & SERVICES - 6.1%
1,236	Chemed Corporation	575,346
7,917	Encompass Health Corporation	456,178
8,223	Ensign Group, Inc. (The)	627,661
3,543	Quest Diagnostics, Inc.	526,773
		2,185,958
	HOME CONSTRUCTION - 1.5%
13,185	KB Home	527,268

	INDUSTRIAL REIT - 2.6%
11,288	Americold Realty Trust	368,440
2,163	Innovative Industrial Properties, Inc.	555,524
		923,964
	INDUSTRIAL SUPPORT SERVICES - 1.5%
6,652	MSC Industrial Direct Company, Inc., Class A	523,512

	INSTITUTIONAL FINANCIAL SERVICES - 0.5%
1,234	Evercore, Inc., Class A	171,156

	INSURANCE - 1.0%
3,986	Globe Life, Inc.	344,948

The accompanying notes are an integral part of these financial statements.

COPELAND SMID CAP DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.7% (Continued)
	INTERNET MEDIA & SERVICES - 1.9%
5,883	Shutterstock, Inc.	$670,721

	LEISURE FACILITIES & SERVICES - 4.5%
2,917	Churchill Downs, Inc.	654,050
1,100	Domino’s Pizza, Inc.	576,554
2,342	Wingstop, Inc.	376,125
		1,606,729
	LEISURE PRODUCTS - 1.8%
6,971	Brunswick Corporation	654,647

	MACHINERY - 3.8%
1,801	Nordson Corporation	457,796
2,098	Snap-on, Inc.	431,999
4,652	Standex International Corporation	479,203
		1,368,998
	MEDICAL EQUIPMENT & DEVICES - 3.3%
11,232	LeMaitre Vascular, Inc.	525,545
2,933	STERIS PLC	640,949
		1,166,494
	OIL & GAS PRODUCERS - 5.8%
22,918	Coterra Energy, Inc.	460,193
6,951	Diamondback Energy, Inc.	741,880
9,262	Northern Oil and Gas, Inc.	188,760
5,755	Oasis Petroleum, Inc.	690,025
		2,080,858
	PUBLISHING & BROADCASTING - 1.8%
4,355	Nexstar Media Group, Inc., Class A	651,073

	RESIDENTIAL REIT - 1.6%
7,562	NexPoint Residential Trust, Inc.	563,974

	RETAIL - CONSUMER STAPLES - 1.3%
2,386	Casey’s General Stores, Inc.	463,576

The accompanying notes are an integral part of these financial statements.

COPELAND SMID CAP DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.7% (Continued)
	RETAIL - DISCRETIONARY - 5.8%
21,120	Aaron’s Company, Inc. (The)	$468,864
2,570	Advance Auto Parts, Inc.	567,249
9,007	Monro, Inc.	504,572
2,435	Tractor Supply Company	548,679
		2,089,364
	SEMICONDUCTORS - 6.1%
3,977	CMC Materials, Inc.	528,146
10,373	Kulicke & Soffa Industries, Inc.	598,107
6,513	Power Integrations, Inc.	651,496
2,827	Universal Display Corporation	404,402
		2,182,151
	SPECIALTY FINANCE - 1.2%
10,214	Air Lease Corporation	414,586

	STEEL - 1.3%
3,207	Reliance Steel & Aluminum Company	476,656

	TECHNOLOGY HARDWARE - 1.6%
16,030	AudioCodes Ltd.	555,600

	TECHNOLOGY SERVICES - 8.3%
2,745	Broadridge Financial Solutions, Inc.	462,725
1,294	FactSet Research Systems, Inc.	606,329
3,030	Jack Henry & Associates, Inc.	459,439
5,345	ManTech International Corporation, Class A	363,193
634	MarketAxess Holdings, Inc.	223,605
5,161	MAXIMUS, Inc.	389,397
1,604	Morningstar, Inc.	497,769
		3,002,457
	TELECOMMUNICATIONS - 3.1%
7,613	Cogent Communications Holdings, Inc.	570,441
19,836	Switch, Inc., Class A	542,515
		1,112,956

The accompanying notes are an integral part of these financial statements.

COPELAND SMID CAP DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
November 30, 2021

Shares		Fair Value
	COMMON STOCKS — 98.7% (Continued)
	TRANSPORTATION & LOGISTICS - 1.5%
3,105	Landstar System, Inc.	$523,348

	TRANSPORTATION EQUIPMENT - 1.4%
14,035	Allison Transmission Holdings, Inc.	485,471

	WHOLESALE - DISCRETIONARY - 1.7%
1,089	Pool Corporation	603,437

	TOTAL COMMON STOCKS (Cost $30,402,886)	35,330,551

	TOTAL INVESTMENTS - 98.7% (Cost $30,402,886)	$35,330,551
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.3%	476,823
	NET ASSETS - 100.0%	$35,807,374

Ltd.	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

Portfolio Composition as of November 30, 2021
Sector	Percent of Net Assets
Industrials	18.2%
Technology	16.0%
Consumer Discretionary	15.3%
Financials	11.3%
Health Care	9.4%
Communications	8.4%
Materials	6.1%
Energy	5.8%
Real Estate	4.2%
Utilities	2.7%
Consumer Staples	1.3%
Other Assets in Excess of Liabilities	1.3%
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2021

		Copeland SMID
	Copeland Dividend	Cap Dividend
	Growth Fund	Growth Fund
Assets:
Investments, at Cost	$51,250,819	$30,402,886
Investments in Securities, at Market Value	$64,812,588	$35,330,551
Cash	—	640,171
Dividends and Interest Receivable	110,313	36,477
Receivable for Securities Sold	445,935	—
Due from Investment Adviser	—	2,574
Receivable for Fund Shares Sold	—	1,822
Prepaid Expenses and Other Assets	45,960	28,191
Total Assets	65,414,796	36,039,786

Liabilities:
Due to Custodian	44,228	—
Payable for Securities Purchased	—	145,839
Payable for Fund Shares Redeemed	32,286	2,911
Payable to Investment Adviser	2,864	—
Accrued Distribution Fees	15,401	43
Payable to Related Parties	47,829	32,433
Other Accrued Expenses	71,632	51,186
Total Liabilities	214,240	232,412

Net Assets	$65,200,556	$35,807,374

Composition of Net Assets:
At November 30, 2021, Net Assets consisted of:
Paid-in-Capital	$44,209,868	$28,571,353
Accumulated Earnings	20,990,688	7,236,021
Net Assets	$65,200,556	$35,807,374

Class A Shares:
Net Assets	$18,211,650	$206,230

Shares Outstanding (no par value; unlimited number of shares authorized)	1,248,080	13,050

Net Asset Value and Redemption Price Per Share*	$14.59	$15.80
Offering Price Per Share (NAV/$0.9425) Includes a Maximum Sales Charge of 5.75%	$15.48	$16.76

Class C Shares:
Net Assets	$13,530,149

Shares Outstanding (no par value; unlimited number of shares authorized)	976,652

Net Asset Value, Offering Price and Redemption Price Per Share*	$13.85

Class I Shares:
Net Assets	$33,458,757	$35,601,144

Shares Outstanding (no par value; unlimited number of shares authorized)	2,316,069	2,242,461

Net Asset Value, Offering Price and Redemption Price Per Share*	$14.45	$15.88

*	The Funds charge a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for the Funds’ minimum balance requirement.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2021

		Copeland SMID
	Copeland Dividend	Cap Dividend
	Growth Fund	Growth Fund
Investment Income:
Dividend Income	$1,019,887	$510,666
Less: Foreign Taxes Withholding	(8,361)	(5,007)
Total Investment Income	1,011,526	505,659

Expenses:
Investment Advisory Fees	508,533	234,236
Distribution Fees - Class C	143,606	—
Distribution Fees - Class A	47,515	386
Chief Compliance Officer Fees	134,977	65,023
Trustees’ Fees	88,224	38,079
Administration Fees	84,382	43,175
Legal Fees	77,703	36,426
Registration & Filing Fees	52,775	30,816
Fund Accounting Fees	47,547	34,452
Transfer Agent Fees	32,633	33,900
Shareholder Service Fees - Class I	22,550	5,925
Non-Rule 12b-1 Shareholder Service Fees	22,209	1,111
Printing Expense	21,840	9,199
Custody Fees	21,731	23,982
Audit Fees	20,694	15,534
Insurance Expense	19,302	4,954
Miscellaneous Expenses	10,507	8,418
Total Expenses	1,356,728	585,616
Less: Fees Waived by Adviser	(487,174)	(234,236)
Less: Other Expenses Reimbursed by Adviser	—	(53,915)
Net Expenses	869,554	297,465
Net Investment Income	141,972	208,194

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on:
Securities	9,117,466	2,227,730

Net Change in Unrealized Appreciation on:
Securities	4,104,961	2,614,025

Net Realized and Unrealized Gain on Investments	13,222,427	4,841,755

Net Increase in Net Assets Resulting From Operations	$13,364,399	$5,049,949

The accompanying notes are an integral part of these financial statements.

Copeland Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	November 30, 2021	November 30, 2020
Operations:
Net Investment Income	$141,972	$6,271
Net Realized Gain (Loss) on Investments	9,117,466	(1,840,706)
Net Change in Unrealized Appreciation (Depreciation) on investments	4,104,961	(1,252,758)
Net Increase (Decrease) in Net Assets Resulting From Operations	13,364,399	(3,087,193)

Distributions to Shareholders From:
Total Distributions Paid
Class A	—	(6,494,529)
Class C	—	(4,425,567)
Class I	—	(11,471,495)
Total Distributions to Shareholders	—	(22,391,591)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	627,282	498,957
Distributions Reinvested	—	6,043,037
Cost of Shares Redeemed	(4,967,290)	(17,118,388)
Redemption Fees	—	3
Total Class A Shares	(4,340,008)	(10,576,391)
Class C
Proceeds from Shares Issued	83,941	241,114
Distributions Reinvested	—	4,347,841
Cost of Shares Redeemed	(4,690,002)	(9,389,864)
Redemption Fees	25	5
Total Class C Shares	(4,606,036)	(4,800,904)
Class I
Proceeds from Shares Issued	1,578,477	8,248,914
Distributions Reinvested	—	11,247,291
Cost of Shares Redeemed	(11,161,338)	(37,065,774)
Redemption Fees	—	168
Total Class I Shares	(9,582,861)	(17,569,401)
Total Beneficial Interest Transactions	(18,528,905)	(32,946,696)

Decrease in Net Assets	(5,164,506)	(58,425,480)

Net Assets:
Beginning of Year	70,365,062	128,790,542
End of Year	$65,200,556	$70,365,062

Share Activity:
Class A
Shares Issued	49,937	44,691
Distributions Reinvested	—	515,617
Shares Redeemed	(370,466)	(1,579,723)
Total Class A Shares	(320,529)	(1,019,415)
Class C
Shares Issued	6,508	21,875
Distributions Reinvested	—	384,765
Shares Redeemed	(373,185)	(903,727)
Total Class C Shares	(366,677)	(497,087)
Class I
Shares Issued	119,888	756,637
Distributions Reinvested	—	972,108
Shares Redeemed	(856,138)	(3,395,792)
Total Class I Shares	(736,250)	(1,667,047)

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	November 30, 2021	November 30, 2020
Operations:
Net Investment Income	$208,194	$156,216
Net Realized Gain (Loss) on Investments	2,227,730	(177,079)
Net Change in Unrealized Appreciation on Investments	2,614,025	1,606,726
Net Increase in Net Assets Resulting From Operations	5,049,949	1,585,863

Distributions to Shareholders From:
Total Distributions Paid
Class A	(283)	(646)
Class I	(95,606)	(187,956)
Total Distributions to Shareholders	(95,889)	(188,602)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued	74,799	87,691
Distributions Reinvested	282	646
Cost of Shares Redeemed	—	(19,121)
Redemption Fees	10	3
Total Class A Shares	75,091	69,219
Class I
Proceeds from Shares Issued	17,596,082	12,007,820
Distributions Reinvested	88,162	181,961
Cost of Shares Redeemed	(9,072,094)	(3,430,600)
Redemption Fees	2,222	658
Total Class I Shares	8,614,372	8,759,839

Total Beneficial Interest Transactions	8,689,463	8,829,058

Increase in Net Assets	13,643,523	10,226,319

Net Assets:
Beginning of Year	22,163,851	11,937,532
End of Year	$35,807,374	$22,163,851

Share Activity:
Class A
Shares Issued	4,790	6,974
Distributions Reinvested	21	52
Shares Redeemed	—	(1,471)
Total Class A Shares	4,811	5,555
Class I
Shares Issued	1,162,033	1,023,263
Distributions Reinvested	6,492	14,557
Shares Redeemed	(598,801)	(298,189)
Total Class I Shares	569,724	739,631

The accompanying notes are an integral part of these financial statements.

Copeland Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class A
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2021	November 30, 2020	November 30, 2019	November 30, 2018	November 30, 2017
Net Asset Value, Beginning of Year	$11.99	$14.25	$15.18	$14.38	$12.27
Increase From Operations:
Net investment income (a)	0.04	0.01	0.10	0.04	0.06
Net gain (loss) from securities (both realized and unrealized)	2.56	(0.48)	0.05	1.38	2.51
Other capital changes	—	0.73 (d)	—	—	—
Total from operations	2.60	0.26	0.15	1.42	2.57
Distributions to shareholders from:
Net investment income	—	(0.09)	(0.01)	(0.03)	(0.09)
Net realized gains	—	(2.43)	(1.07)	(0.59)	(0.37)
Total distributions	—	(2.52)	(1.08)	(0.62)	(0.46)
Redemption fees (b)	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Year	$14.59	$11.99	$14.25	$15.18	$14.38
Total Return (c)	21.68%	2.24%	1.32%	10.33%	21.63%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$18,212	$18,800	$36,870	$52,779	$64,666
Ratio of expenses to average net assets:
before reimbursement	1.93%	2.13%	1.74%	1.71%	1.82%
net of reimbursement	1.20%	1.44%	1.45%	1.45%	1.45%
Ratio of net investment income to average net assets	0.29%	0.10%	0.70%	0.28%	0.47%
Portfolio turnover rate	34%	170%	244%	30%	27%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower. Sales loads are not reflected in total return.

(d)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share.

The accompanying notes are an integral part of these financial statements.

Copeland Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2021	November 30, 2020	November 30, 2019	November 30, 2018	November 30, 2017
Net Asset Value, Beginning of Year	$11.47	$13.73	$14.76	$14.06	$12.01
Increase From Operations:
Net investment loss (a)	(0.06)	(0.07)	(0.01)	(0.07)	(0.04)
Net gain (loss) from securities (both realized and unrealized)	2.44	(0.30)	0.05	1.36	2.46
Other capital changes	—	0.54 (d)	—	—	—
Total from operations	2.38	0.17	0.04	1.29	2.42
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized gains	—	(2.43)	(1.07)	(0.59)	(0.37)
Total distributions	—	(2.43)	(1.07)	(0.59)	(0.37)
Redemption fees (b)	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Year	$13.85	$11.47	$13.73	$14.76	$14.06
Total Return (c)	20.75%	1.51%	0.54%	9.55%	20.68%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$13,530	$15,401	$25,271	$32,597	$35,487
Ratio of expenses to average net assets:
before reimbursement	2.69%	2.88%	2.49%	2.45%	2.57%
net of reimbursement	1.95%	2.19%	2.20%	2.20%	2.20%
Ratio of net investment loss to average net assets	(0.46)%	(0.67)%	(0.05)%	(0.46)%	(0.28)%
Portfolio turnover rate	34%	170%	244%	30%	27%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share.

The accompanying notes are an integral part of these financial statements.

Copeland Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout each year presented.

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	November 30, 2021	November 30, 2020	November 30, 2019	November 30, 2018	November 30, 2017
Net Asset Value, Beginning of Year	$11.85	$14.12	$15.08	$14.30	$12.24
Increase From Operations:
Net investment income (a)	0.06	0.03	0.11	0.07	0.08
Net gain (loss) from securities (both realized and unrealized)	2.54	(0.38)	0.06	1.37	2.49
Other capital changes	—	0.63 (d)	—	—	—
Total from operations	2.60	0.28	0.17	1.44	2.57
Distributions to shareholders from:
Net investment income	—	(0.12)	(0.06)	(0.07)	(0.14)
Net realized gains	—	(2.43)	(1.07)	(0.59)	(0.37)
Total distributions	—	(2.55)	(1.13)	(0.66)	(0.51)
Redemption fees (b)	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Year	$14.45	$11.85	$14.12	$15.08	$14.30
Total Return (c)	21.94%	2.40%	1.43%	10.56%	21.72%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$33,459	$36,164	$66,649	$81,516	$75,097
Ratio of expenses to average net assets:
before reimbursement	1.75%	1.98%	1.58%	1.53%	1.57%
net of reimbursement	1.05%	1.29%	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets	0.44%	0.23%	0.85%	0.45%	0.62%
Portfolio turnover rate	34%	170%	244%	30%	27%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share.

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the year/period presented.

	Class A
	Year	Year	Period
	Ended	Ended	Ended
	November 30, 2021	November 30, 2020	November 30, 2019 *
Net Asset Value, Beginning of Year/Period	$13.14	$12.73	$11.10
Increase From Operations:
Net investment income (a)	0.06	0.10	0.10
Net gain from securities (both realized and unrealized)	2.63	0.50	1.53
Total from operations	2.69	0.60	1.63
Distributions to shareholders from:
Net investment income	(0.03)	(0.05)	—
Net realized gains	—	(0.14)	—
Total distributions	(0.03)	(0.19)	—
Redemption fees (b)	0.00	0.00	0.00
Net Asset Value, End of Year/Period	$15.80	$13.14	$12.73
Total Return (c)	20.55%	4.73%	14.68	% (e)
Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$206	$108	$34
Ratio of expenses to average net assets:
before reimbursement	2.10%	2.72%	3.04	% (d)
net of reimbursement	1.20%	1.20%	1.20	% (d)
Ratio of net investment income to average net assets	0.42%	0.87%	0.82	% (d)
Portfolio turnover rate	35%	49%	22	% (e)

*	Class A commenced operations on February 11, 2019.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Copeland SMID Cap Dividend Growth Fund
FINANCIAL HIGHLIGHTS

Certain information in the table below reflects financial results for one share of beneficial interest outstanding throughout the year/period presented.

	Class I
	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2021	November 30, 2020	November 30, 2019	November 30, 2018	November 30, 2017 *
Net Asset Value, Beginning of Year/Period	$13.19	$12.76	$11.54	$11.10	$10.00
Increase From Operations:
Net investment income (a)	0.10	0.13	0.13	0.10	0.06
Net gain from securities (both realized and unrealized)	2.65	0.50	1.53	0.42	1.04
Total from operations	2.75	0.63	1.66	0.52	1.10
Distributions to shareholders from:
Net investment income	(0.06)	(0.06)	(0.08)	(0.07)	—
Net realized gains	—	(0.14)	(0.36)	(0.01)	—
Total distributions	(0.06)	(0.20)	(0.44)	(0.08)	—
Redemption fees (b)	0.00	0.00	0.00	0.00	0.00
Net Asset Value, End of Year/Period	$15.88	$13.19	$12.76	$11.54	$11.10
Total Return (c)	20.89%	4.98%	15.12%	4.76%	11.00	% (e)
Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$35,601	$22,056	$11,903	$1,035	$616
Ratio of expenses to average net assets:
before reimbursement	1.87%	2.47%	3.18%	10.14%	12.96	% (d)
net of reimbursement	0.95%	0.95%	0.95%	0.95%	0.95	% (d)
Ratio of net investment income to average net assets	0.67%	1.06%	1.09%	0.90%	0.83	% (d)
Portfolio turnover rate	35%	49%	22%	26%	21	% (e)

*	Class I commenced operations on February 27, 2017.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period/year.

(b)	Less than $0.01 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS
November 30, 2021

1.	ORGANIZATION

Copeland Dividend Growth Fund (the “Dividend Growth Fund”), formerly, the Copeland Risk Managed Dividend Growth Fund, and Copeland SMID Cap Dividend Growth Fund (the “SMID Fund”) are diversified series of Copeland Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust was organized as a statutory trust on September 10, 2010, under the laws of the State of Delaware.

The Dividend Growth Fund currently offers Class A, Class C and Class I shares. The SMID Fund currently offers Class A and Class I shares. The Dividend Growth Fund’s Class A shares commenced operations on December 28, 2010, Class C shares commenced operations on January 5, 2012 and Class I shares commenced operations on March 1, 2013. The SMID Fund’s Class I shares commenced operations on February 27, 2017 and Class A shares commenced operations on February 11, 2019. Class A shares of each Fund are offered at net asset value plus a maximum sales charge of 5.75%. Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the applicable Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

SECURITY VALUATION

The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. In the absence of a sale on the primary exchange, such securities shall be valued at the last mean on the primary exchange. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term investments that mature in 60 days or less may be valued at amortized cost.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history, if any, of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2021 for the Funds’ assets measured at fair value:

Copeland Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$64,812,588	$—	$—	$64,812,588
Total	$64,812,588	$—	$—	$64,812,588

Copeland SMID Cap Dividend Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$35,330,551	$—	$—	$35,330,551
Total	$35,330,551	$—	$—	$35,330,551

The Funds did not hold any Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for Industry Classification.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

FEDERAL INCOME TAXES

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax years or expected to be taken in the Funds’ November 30, 2021 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds may make investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DIVIDEND-PAYING STOCK RISK

The Fund’s emphasis on dividend -paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. If the amount a company pays out as a dividend exceeds its earnings and profits, the excess will be treated as a return of capital and the Fund’s tax basis in the stock will be reduced. A reduction in the Fund’s tax basis in such stock will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the stock.

MARKET RISK

Overall securities market risks may affect the value of individual securities in which the Fund invests. Factors such as foreign and domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

REIT RISK

An equity REIT’s performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, changes in interest rates and property taxes.

SMALL AND MEDIUM CAPITALIZATION RISK

The value of a small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, if any, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

FORWARD CURRENCY CONTRACTS

If foreign securities are purchased, the Funds generally enter into forward currency exchange contracts in order to eliminate ongoing foreign currency exchange rate risks. If foreign securities are sold, the foreign currency proceeds are typically repatriated into US dollars. Any realized gains and losses between trade date and settlement date from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. The Funds did not hold any forward currency contracts as of November 30, 2021.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

EXPENSES

Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

INDEMNIFICATION

The Trust indemnifies their officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

ADVISORY FEE

Subject to the authority of the Board, the adviser is responsible for management of the Funds’ investment portfolios. Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Funds by Copeland Capital Management, LLC (the “Adviser”). Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.75% for each of the Dividend Growth Fund and SMID Fund, respectively, of the average daily net assets of each Fund. For the year ended November 30, 2021, the Adviser earned advisory fees of $508,533 and $234,236 for the Dividend Growth Fund and SMID Fund, respectively, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of each Fund, at least until March 31, 2022 to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.20%, 1.95% and 1.05% of the Dividend Growth Fund’s average daily net assets for Class A, Class C and Class I shares, respectively and 1.20% and 0.95% of the SMID Fund’s average daily net assets for Class A and Class I, respectively, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been deferred or reimbursed) if such recoupment can be achieved without exceeding the lesser of the expense limitation in effect at the time of the deferral and at the time of the repayment. For the year ended November 30, 2021, the Adviser waived fees/reimbursed expenses of $487,174 and $288,151 for the Dividend Growth Fund and SMID Fund, respectively.

The expenses subject to recapture for the Dividend Growth Fund and the SMID Fund will expire on November 30 of the years indicated below:

Copeland Dividend Growth Fund
2022	2023	2024	Total
$403,205	$610,939	$487,174	$1,501,318

Copeland SMID Cap Dividend Growth Fund
2022	2023	2024	Total
$97,581	$223,713	$288,151	$609,445

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

DISTRIBUTOR

The Board has adopted Distribution Plans and Agreements for each Fund (collectively the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% and 1. 00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b -1 expenses incurred. For the year ended November 30, 2021, the 12b-1 fees accrued amounted to $47,515 and $143,606 for the Dividend Growth Fund for Class A and Class C shares, respectively. The 12b-1 fees accrued for the SMID Cap Dividend Growth Fund Class A shares were $386.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended November 30, 2021, the Distributor received $2,122 in underwriting commissions for sales of Class A shares of the Dividend Growth Fund, of which $282 was retained by the principal underwriter or other affiliated broker-dealers and $2,556 in underwriting commissions for sales of Class A shares of the SMID Cap Dividend Growth Fund of which $366 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

ULTIMUS FUND SOLUTIONS, LLC (“UFS”)

UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS fees for providing administration, fund accounting, and transfer agency services to the Fund. These fees are disclosed in the Statement of Operations. An officer of the Fund is also an officer of UFS and is not paid any fees directly by the Fund for servicing in such capacity.

BLU GIANT, LLC (“Blu Giant”)

Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

SHAREHOLDER SERVICES

The Board has adopted non-Rule 12b-1 shareholder service plans (collectively, the “Shareholder Service Plan”) for the Class I shares of each Fund. The Shareholder Service Plan permits the Funds to pay brokers, financial intermediaries and others an annual fee of 0.10% of each Fund’s average daily net assets attributable to the Class I shares for shareholder support and/or administrative services, not otherwise provided by the Trust’s transfer agent. The fees incurred by the Funds for these services are included as Shareholder Service Fees – Class I in the Statement of Operations. For the year ended November 30, 2021, the Dividend Growth Fund accrued $22,550 and the SMID Cap Dividend Growth Fund accrued $5,925 in fees associated with the Shareholder Service Plan. The Funds’ Class A and Class C shares may also pay broker-dealers or other financial intermediaries for shareholder support services and/or administrative services based on the aggregate net asset value of the Class A and Class C shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers. The fees incurred by the Funds for these services are included as Non-Rule 12b-1 Shareholder Services Fees - Class A and Class C in the Statement of Operations.

CHIEF COMPLIANCE OFFICER

The Adviser is providing a Chief Compliance Officer to the Trust as well as related compliance services. The Trust reimburses the Adviser for an allocable portion of the Chief Compliance Officer’s salary.

TRUSTEES

Effective February 1, 2021, as compensation for services rendered to the Trust, each Trustee of the Trust who is not affiliated with the Trust or the Adviser receives: (1) an annual base retainer of $22,000; (2) $12,000 for attendance at four regularly scheduled Board meetings per year; (3) $1,500 for attendance at each regularly scheduled Audit Committee meeting; (4) $750 and $2,500 for each additional special telephonic or special in person meeting, respectively; and (5) the independent Chairman of the Board receives an additional $9,000 per year for carrying out his additional responsibilities. The foregoing compensation is paid in quarterly payments.

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

Prior to February 1, 2021, each Trustee who is not affiliated with the Trust or Adviser received (i) a base annual retainer of $30,000, (ii) $17,000 for attendance at four regularly scheduled Board meetings, (iii) $2,000 for attendance at each regularly scheduled Audit Committee meeting, (iv) $750 and $2,500 per each additional special telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings. For carrying out his additional responsibilities, the independent Chairman of the Board received an additional $11,000 per year.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust except for the CCO, a portion of whose salary is paid by the Trust for compliance services.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended November 30, 2021 were as follows:

Fund	Purchases	Sale Proceeds
Dividend Growth Fund	$22,862,485	$40,754,728
SMID Cap Dividend Growth Fund	19,608,570	10,496,120

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Funds for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at November 30, 2021, were as follows:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Dividend Growth Fund	$51,331,251	$14,561,005	$(1,079,668)	$13,481,337
SMID Cap Dividend Growth Fund	30,465,718	5,732,888	(868,055)	4,864,833

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the fiscal years ended November 30, 2021 and November 30, 2020 was as follows:

For the year ended November 30, 2021:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Dividend Growth Fund	$—	$—	$—	$—
SMID Cap Dividend Growth Fund	95,889	—	—	95,889

For the year ended November 30, 2020:
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Dividend Growth Fund	$1,782,205	$20,609,386	$—	$22,391,591
SMID Cap Dividend Growth Fund	112,658	75,944	—	188,602

Copeland Trust
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2021

As of November 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

			Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Dividend Growth Fund	$1,702,965	$5,806,386	$—	$—	$—	$13,481,337	$20,990,688
SMID Cap Dividend Growth Fund	621,376	1,749,812	—	—	—	4,864,833	7,236,021

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and C-Corporation return of capital distributions.

At November 30, 2021, the Funds utilized capital loss carry forwards for federal income tax purposes as follows:

CLCF Utilized
Dividend Growth Fund	$1,743,359
SMID Cap Dividend Growth Fund	72,738

7.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Funds’ minimum account balance requirement. The redemption fee is paid directly to the Funds. For the year ended November 30, 2021, the Dividend Growth Fund assessed $0, $25, and $0 in redemption fees for Class A, Class C and Class I shares, respectively. The SMID Fund assessed $10 and $2,222 in redemption fees for Class A and Class I shares, respectively.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

And Shareholders of Copeland Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Copeland Dividend Growth Fund and Copeland SMID Cap Dividend Growth Fund (the “Funds”), each a series of shares of Copeland Trust (the “Trust”), including the portfolios of investments, as of November 30, 2021, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”) .. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2021, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Copeland Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Copeland Dividend Growth Fund	For the year ended November 30, 2021	For each of the two years in the period ended November 30, 2021	For each of the five years in the period ended November 30, 2021

Copeland SMID Cap Dividend Growth Fund	For the year ended November 30, 2021	For each of the two years in the period ended November 30, 2021	For each of the four years in the period ended November 30, 2021, and for the period February 27, 2017 (commencement of operations) through November 30, 2017

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2011.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 24, 2022

Copeland Trust
SUPPLEMENTAL INFORMATION (Unaudited)
November 30, 2021

Liquidity Risk Management Program Annual Report

The Trust has adopted a Liquidity Risk Management Program (the “Program”) for each of the Funds pursuant to Rule 22e-4 under the Investment Company Act of 1940 Act, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund.

The Trust’s Board of Trustees has appointed Copeland to be the program administrator for the Program (the “Program Administrator”). Among other things, the Liquidity Rule requires that the Program Administrator provide a written report to the Board on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of the Highly Liquid Investment Minimum (“HLIM”) established for each Fund, if any, and any material changes to the Program (the “Report”). On November 10, 2021, the Board received the annual Report concerning the operation of the Program for the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”). The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program had been adequately and effectively implemented with respect to each Fund. There were no material changes to the Program during the Program Reporting Period and none of the Funds were required to set a HLIM. The Report concluded that the Program is appropriately designed, implemented and is effectively operating to assess and manage each Fund’s liquidity risk within the compliance parameters of the Liquidity Rule during the Program Reporting Period.

Copeland Trust
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2021

Considerations Regarding the Management Agreement

On November 10, 2021, the Board of Trustees of Copeland Trust (the “Trust”), including all of Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the approval of the Management Agreement between the Trust and Copeland with respect to the proposed Copeland International Small Cap Fund (the “New Fund”). The Board reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Trustees’ fiduciary duties, responsibilities and the factors the Trustees should consider in their evaluation of the Management Agreement; and (2) a report and presentation by Copeland that described, among other things: (a) the nature, extent and quality of the services to be provided by Copeland to the New Fund and the experience and qualifications of the personnel who would be providing those services; (b) its organizational structure, financial information, level of insurance coverage, Form ADV and SOC 1 report; (c) its investment objective, policies and the strategy of the New Fund; (d) its types of clients and assets under management; (e) its brokerage, soft dollar commission and trade allocation policies, including the types of research and services it obtains in connection with soft dollar commissions; (f) the investment performance of accounts similarly managed as the proposed New Fund as compared to its benchmark index; (g) its proposed advisory fee arrangement and estimated expense ratio of the New Fund as compared to its relevant peer groups; (h) the proposed contractual fee and expense waiver agreement with the New Fund; (i) its compliance program to monitor and review investment decisions and to prevent and detect violations of the New Fund’s investment policies and limitations, as well as federal securities laws and conflicts of interest assessments, its proxy voting policy, code of ethics, business continuity and disaster recovery plan and information security system; (j) the estimated costs of services and profits with respect to the New Fund; and (k) the extent to which economies of scale are relevant as the New Fund grows, and whether the fee levels reflect these economies of scale to the benefit of shareholders. The Trustees discussed the written materials and Copeland’s oral presentation, together with information provided to the Trustees over the course of the year. In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

The Trustees, including all of the Independent Trustees, reached the following conclusions, among others, regarding Copeland and the Management Agreement. As to the nature, extent and quality of the services to be provided by Copeland to the New Fund, its financial condition and the experience and qualifications of the proposed portfolio managers, the Trustees determined that Copeland has the capabilities, resources and personnel necessary to manage the New Fund. The Board also considered the benefits to the Trust in adding the New Fund

As to the costs of the services provided and the profits expected to be realized by Copeland, as discussed at the meeting, the Trustees concluded that the estimated negative profitability with respect to the New Fund was not a concern given that the New Fund has no operating history and the Adviser’s overall financial strength. The Trustees also concluded that the benefits to be derived by the Adviser, including how it expects to use soft dollars, and the way in which it expects to conduct portfolio transactions and selects brokers, seemed reasonable.

The Board also considered the proposed management fees and estimated expenses of the New Fund. The Board concluded that, based on the information presented and discussed at the meeting, the New Fund’s management fees and estimated expenses, taking into account Copeland’s agreement to waive fees and reimburse expenses to limit the expenses of the New Fund, were reasonable as compared to the fees and expenses of comparable funds and Copeland’s similarly managed accounts. The Trustees also considered the expected asset level of the New Fund Adviser’s agreement to waive fees and reimburse expenses as a means to limit the Fund’s expenses and concluded that the absence of breakpoints was also reasonable.

Copeland Trust
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
November 30, 2021

The Board recognized that no performance history was available for the New Fund since it had not commenced operations. The Board considered the performance history of the Adviser’s similarly managed accounts but recognized that the performance of the New Fund may diverge due to the impact of daily inflows/outflows and that the separately managed accounts may not trade in all of the same securities selected by the New Fund because of client restrictions or other matters.

Based upon the Trustees’ deliberations and evaluation of the information described above, the Trustees, and separately by all of the Independent Trustees, determined that the terms of the Management Agreement were reasonable and fair and voted to approve the Management Agreement with respect to the New Fund.

Copeland Trust
DISCLOSURE OF FUND EXPENSES (Unaudited)
November 30, 2021

As a shareholder of the Copeland Dividend Growth Fund and the Copeland SMID Cap Dividend Growth Fund, you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees for Class A and C shares only) fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs. This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes : The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Expenses Paid
	Account Value	Account Value	Annualized	During the Period
	6/1/2021	11/30/2021	Expense Ratio	6/1/2021 - 11/30/2021
Actual (a)
Copeland Dividend Growth Fund
Class A	$1,000.00	$1,055.00	1.20%	$6.18
Class C	$1,000.00	$1,050.80	1.95%	$10.03
Class I	$1,000.00	$1,056.30	1.05%	$5.41
Copeland SMID Cap Dividend Growth Fund
Class A	$1,000.00	$1,012.80	1.20%	$6.05
Class I	$1,000.00	$1,014.90	0.95%	$4.80
Hypothetical (a)
(5% return before expenses)
Copeland Dividend Growth Fund
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Class C	$1,000.00	$1,015.29	1.95%	$9.85
Class I	$1,000.00	$1,019.80	1.05%	$5.32
Copeland SMID Cap Dividend Growth Fund
Class A	$1,000.00	$1,019.05	1.20%	$6.07
Class I	$1,000.00	$1,020.31	0.95%	$4.81

(a)	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended November 30, 2021 (183) divided by the number of days in the fiscal year (365).

TRUSTEES AND OFFICERS

The names, year of birth, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund. Unless otherwise noted, the address of each Trustee and Officer is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. The Statement of Additional Information includes additional information about the Fund’s trustees and is available, without charge, upon request by calling toll-free 1-888-9-COPELAND (1-888-926-7352).

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Thomas A. Leonard Year of Birth: 1949	Chairman/Indefinite (since 2010)	Retired (since 2008); Partner and Financial Services Industry Leader, PricewaterhouseCoopers LLP (accounting firm) (1970–2008).	3	Trustee, Lincoln Variable Insurance Products Trust (114 portfolios) (2013 to Present) and Lincoln Advisors Trust (6 portfolios) (2013-2016)
Bruce M. Aronow Year of Birth: 1965	Trustee/Indefinite (since 2010)	CEO, eLocalUSA LLC (online directory business) (since 2008); Managing Partner, Managers Investment Group LLC (2005–2008).	3	Trustee, PFM Multi-Manager Series Trust (3 portfolios) (since 2017)
Stephen M. Wynne Year of Birth: 1955	Trustee/Indefinite (since 2010)	CEO, BNY Mellon, U.S. Funds Services (2010); CEO (2008–2010) and President (2005–2008), PNC Global Investment Servicing.	3	Trustee, Third Avenue Trust (4 portfolios) and Third Avenue Variable Series Trust (1 portfolio) (2019- Present); Trustee, Context Capital Funds (2 portfolios) (2014-2018); Trustee, FundVantage Trust (30 portfolios) (2009-Present)

Interested Trustee and Officers

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Edward C. Rorer** Year of Birth: 1943	Interested Trustee/Indefinite (since 2010)	Chairman, Copeland Capital Management, LLC (since 2009).; Chairman, Chief Executive Officer and Chief Investment Officer, Rorer Asset Management, LLC (1999–2009).	3	None.
Eric C. Brown Year of Birth: 1969	President /Indefinite (since 2010); Principal Executive Officer (2010–2015)	Chief Executive Officer and Portfolio Manager, Copeland Capital Management, LLC (since 2005).	N/A	N/A
Mark W. Giovanniello Year of Birth: 1974	Vice-President, Principal Executive Officer / Indefinite (since 2015); Vice President, Treasurer, Principal Financial Officer (2010–2015)	Chief Investment Officer, Partner and Portfolio Manager, Copeland Capital Management, LLC (since 2009); Portfolio Manager, Rorer Asset Management, LLC (2006–2009).	N/A	N/A
Steven J. Adams Year of Birth: 1963	Vice-President, Treasurer, Principal Financial Officer / Indefinite (since 2015)	Chief Operating and Financial Officer, Partner, Copeland Capital Management, LLC (since 2015); Chief Financial Officer, AMG Funds (2008–2015).	N/A	N/A
Sofia A Rosala Year of Birth: 1974	Vice President, Chief Compliance Officer, Secretary / Indefinite (since 2016)	General Counsel and Chief Compliance Officer, Copeland Capital Management, LLC (since 2016); U.S. Counsel and Deputy Funds Chief Compliance Officer, Aberdeen Asset Management Inc. (2012-2016).	N/A	N/A
James Colantino 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Year of Birth: 1969	Assistant Secretary / Indefinite (since 2010)	Senior Vice President – Fund Administration (since 2012) and Vice President (2004-2012), Ultimus Fund Solutions, LLC.	N/A	N/A
Aaron Smith 80 Arkay Drive, Suite 110 Hauppauge, NY 11788 Year of Birth: 1974	Assistant Secretary	AVP – Fund Administration (since 2017) and Manager – Fund Administration (20012-2017), Ultimus Fund Solutions, LLC.	N/A	N/A

*	The term “Fund Complex” refers to the Copeland Trust.

**	Mr. Rorer is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Copeland Capital Management, LLC. Mr. Rorer is also the father-in-law of Eric Brown, the Trust’s President.

PRIVACY notice

FACTS	WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number                                           ■       Purchase History

■       Assets                                                                      ■       Account Balances

■       Retirement Assets                                                   ■       Account Transactions

■       Transaction History                                                ■       Wire Transfer Instructions

■       Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-9-COPELAND (1-888-926-7352)

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

  Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■     Affiliates from using your information to market to you

■     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Copeland Trust does not jointly market.

Investment Adviser
Copeland Capital Management, LLC
161 Washington Street, Suite 1325
Conshohocken, PA 19428

Distributor
Northern Lights Distributors, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Legal Counsel
Faegre Drinker Biddle & Reath, LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Transfer Agent
Ultimus Fund Solutions, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Administrator
Ultimus Fund Solutions, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Il 60603

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30 as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-888-9-COPELAND or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-PORT is available without charge, upon request, by calling 1-888-9-COPELAND.

COPELAND-AR21

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. For the fiscal year ended November 30, 2021, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-888-9-COPELAND.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Thomas A. Leonard is an “audit committee financial expert,” and he is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

For the fiscal years ended November 30, 2021 and November 30, 2020, the aggregate audit, audit-related, tax and all other fees billed by Tait & Weller for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, as appropriate, for the Registrant are shown below.

(a)	Audit Fees

2021	$ 29,000
2020	$ 24,350

(b)	Audit-Related Fees

2021	$ 0
2020	$ 0

(c)	Tax Fees

2021	$ 5,700
2020	$ 4,650

(d)	All Other Fees

2021	$ 0
2020	$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)	(1) Audit Committee’s Pre-Approval Policies

The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) Percentages of Services Approved by the Audit Committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X.

	Registrant	Advisor
Audit-Related Services:	0.00%	0.00%
Tax Services:	0.00%	0.00%
All Other Services:	0.00%	0.00%

(f)        During the audit of Registrant's financial statements for the most recent fiscal period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2021 - $5,700

2020 - $4,650

(h)        Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Investments.

(a)	The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, Registrant’s principal executive officer and principal financial officer concluded that such disclosure controls and procedures are effective.

(b)       There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. (a) Not applicable to open-end investment companies.

(b) Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not applicable

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3) Not applicable for open-end investment companies.

(a)(4) Not applicable.

(b)       Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

By: /s/ Mark W. Giovanniello_____________

Mark W. Giovanniello, Principal Executive Officer

Date 2/8/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Mark W. Giovanniello _____________

Mark W. Giovanniello, Principal Executive Officer

Date 2/8/2022

By: /s/ Steven J. Adams__________________

Steven J. Adams, Principal Financial Officer

Date 2/8/2022